Exhibit 99.3

Two Late-Stage Platforms Targeting Inflammation- Driven Disease Corporate Presentation October 2026 NASDAQ: INMB

2 Disclaimer This presentation has been prepared by INmune Bio. Inc. ("INmune Bio" or the "Company") solely for information purposes and does not constitute investment, legal, or medical advice. The Company makes no representation or warranty, express or implied, as to the accuracy, completeness, or timeliness of the information or opinions contained in this presentation, and no reliance should be placed on them. Readers should conduct their own independent evaluation. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any pricing, reimbursement, market size (TAM), revenue potential, and cost-of-goods (COGS) figures are illustrative, based on internal models and external sources believed to be reliable, and subject to significant uncertainties, including clinical outcomes, competitive dynamics, payer coverage and utilization management, health technology assessments, negotiated discounts/rebates, country-specific policies, and macroeconomic factors. Actual results may differ materially. This presentation contains data, estimates, and other information derived from third-party publications, databases, and reports. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and, accordingly, the accuracy and completeness of such data is not guaranteed. The Company does not assume any responsibility for the accuracy or completeness of this information or for any failure by any such other persons to disclose events which may have occurred or may affect the significance or accuracy of any such information but which are unknown to the Company. References to other products or companies are based on publicly available information as of the date of this presentation and may not be complete or current. Inclusion does not imply endorsement or direct comparability

3 FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" Forward-looking statements reflect our current view about future events. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward- looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors (including the "Risk Factors" contained in our most recent Annual Report on Form 10-K and any other filings that we have made or may make with the SEC in the future), such as those relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. Clinical trials are in early stages and there is no assurance that any specific outcome will be achieved. Any statements contained herein related to the development or commercialization of product candidates and other business and financial matters, including without limitation, trial results and data, including the results of the Phase 2 MINDFuL trial, the timing of key milestones, future plans or expectations for the treatment of XPro , and the prospects for receiving regulatory approval or commercializing or selling any product or drug candidates may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations but are subject to several risks and uncertainties. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements because of these risks and uncertainties. CORDstrom , XPro1595 (XPro , pegipanermin), and INKmune® have either finished clinical trials, are still in clinical trials or are preparing to start clinical trials and have not been approved by the US Food and Drug Administration (FDA) or any regulatory body and there cannot be any assurance that they will be approved by the FDA or any regulatory body or that any specific results will be achieved. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company's ability to produce more drug for clinical trials; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company's business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, the Company's Quarterly Reports on Form 10-Q and the Company's Current Reports on Form 8-K. The Company assumes no obligation to update any forward-looking statements to reflect any event or circumstance that may arise after the date hereof.

Two Late-Stage Platforms Across Inflammation & Immunology

Ebstrocel™ / CORDStrom™

RDEB regulatory submissions

UK pre-MAA package submitted
Full UK MAA targeted for February 2027
Potential UK approval in mid-2027

U.S. BLA planned for Q2 2027, subject to FDA feedback.

Uniphar agreement supports planned named-patient access in selected European and MENA markets.

XPro1595™

Selective soluble TNF inhibitor

Designed to reduce harmful inflammation while preserving transmembrane TNF signaling that supports immune function and tissue repair.

Rare disease expansion

Selected TNF-driven diseases could offer smaller, shorter trials and faster development than Alzheimer's.

Potential additional PRV opportunity through an eligible pediatric rare disease approval.*

*PRV eligibility and FDA award are not assured. Current program sunsets September 30, 2029. Development speed depends on indication, endpoints and recruitment. Ebstrocel timelines remain subject to regulatory review. Named-patient access requires applicable local permissions and implementation agreements.

4

Key Patents & Exclusivity Position

CORDStrom™



(12) INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(19) World Intellectual Property Organization, International Bureau

(43) International Publication Date: 28 August 2025 (28.08.2025)

(10) International Publication Number: WO 2025/179269 A1

(54) Title: THERAPEUTIC COMPOSITIONS COMPRISING POOLED, CULTURE-EXPANDED HUMAN UMBILICAL CORD DERIVED MESENCHYMAL STROMAL CELLS

(57) Abstract: The disclosure provides a therapeutic composition comprising pooled, culture-expanded human umbilical cord-derived mesenchymal stromal cells (hucMSCs) derived from at least four and up to twelve donors, which can be reproduced with batch to batch consistency. These cells exhibit consistent marker expression profiles, enhanced and consistent secretion of therapeutic factors, and potent immunomodulatory activities after at least ten to thirty population doublings. The composition, formulated with a pharmaceutically acceptable carrier, is designed for clinical applications addressing inflammatory, immune, and degenerative conditions.

FIG. 15

International PCT Stage
USPTO (ISA)
Favorable Written
Opinion on Patentability
(all claims)
-CoM
-Formulation
-MoT

Nominal Patent Coverage thru 2045

Eligible for PTE up to +5years on approval

additional patent properties pending

Eligible for Ref. Biol. Product Exclusivity (~12 years)
ODD Exclusivity (RDEB) ~7years

XPro1595™



(12) INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(19) World Intellectual Property Organization, International Bureau

(43) International Publication Date: 12 September 2025 (12.09.2025)

(10) International Publication Number: WO 2025/189204 A2

(54) Title: STABILIZED DN-TNF MUTEIN BIOCONJUGATES FOR SELECTIVE SOLUBLE TNF NEUTRALIZATION

FIG. 5

(57) Abstract: A therapeutic composition is described including a selective soluble TNF-neutralizing bioconjugate for treating TNF-mediated inflammatory disorders. The bioconjugate includes a dominant-negative TNF (DN-TNF) mutein, which contains one or more amino acid substitutions in the TNF receptor interaction domain, trimer interface domain, or both, to reduce receptor binding while enhancing heterotrimer formation with wild-type TNF, thereby neutralizing soluble TNF. The DN-TNF mutein is covalently conjugated to a biocompatible stealth polymer via a hydrolyzed maleimide linker, preventing retro-Michael reaction and polymer dissociation. The composition is formulated as an injectable buffered aqueous solution for subcutaneous, intramuscular, intravitreal, or intravenous administration. Also disclosed are methods for stabilizing the bioconjugate through controlled hydrolysis of the maleimide linker and methods for treating TNF-mediated inflammatory disorders by administering the composition to a subject in need thereof.

International PCT Stage
USPTO (ISA)
Favorable Written
Opinion on Patentability
(all claims)
-CoM
-Formulation
-MoT

Nominal Patent Coverage thru 2045

Eligible for PTE up to +5years on approval

US 11,365,229 B2 Expires 2033
-MoT (Neurologic Diseases)

additional patent properties issued/pending

Eligible for Ref. Biol. Product Exclusivity (~12 years)

5

6 for EB CORDStrom ( Ebstrocel ) Beyond Topical Care: Disease - Modifying Systemic Therapy

7 CORDStrom – a Mesenchymal Stromal Cell (MSC) Platform What is CORDStrom ? Mechanisms Of Action • Pooled, allogeneic donor, umbilical cord - derived Mesenchymal Stromal/Stem Cell (MSC) product (minimum four donors) • Suppression of inflammation: RDEB /EB, OA, trauma, etc • Highly reproducible, off - the- shelf • Immunomodulation: Autoimmune diseases etc • Global IP Filed • Enhanced wound healing: RDEB /EB, post surgery, SLE, etc • Large Volume Manufacturing • Suppression of fibrosis: OA, cardiac repair, RDEB /EB, etc • Cost Effective • Easily genetically modified to deliver payloads

Why Historical MSC Development Failed:
The Problem of Heterogeneity – AND THE SOLUTION

The Heterogeneity issue



Inconsistent Identity:
Lots of subsets (with unknown potency or MOA.
Donor Variation:
High heterogeneity from donor-to-donor and source-to-source (Bone marrow vs.Adipose).
Senescence:
Cell Population Doubling reduces potency over time.

The Consequence

Clinically Naive Assumptions.

The assumption that "all MSCs are the same" led to few approvals. Past failures were not due to a lack of therapeutic potential, but a lack of product consistency.

The Answer

CORDStrom

Umbilical Cord derived MSC
Pooled donors – homogeneity
Product defined on potency.

8

Recessive Dystrophic EB

Multisystemic disease RDEB-SG

11 0-18 months 18 months-10 years 10-20 years Over 20 years Squamous cell carcinoma (SCC) The Progressive Nature of Recessive Dystrophic EB (RDEB) 18 Months to 10 Years: The Critical Therapeutic Window

12 1. Pain relief 2. Itch relief 3. Mental health children/YP 4. Impact of inflammation 5. GI issues e.g., dysphagia Prioritisation survey 865 members EB global community 2024-Top 5 issues What Treatments do People Living with DEB Want Right Now? Source: FDA Patient-Focused Drug Development Meeting https://www.youtube.com/live/Ids1WAe5Czo

13 Pruritus is a Clinically Meaningful Endpoint in RDEB Evidence from Danial et al. (2015) and the PEBLES Prospective Registry (2023) Danial et al. (2015) • 146 EB patients • Itch ranked the most bothersome complication • Healing wounds produced greatest itch • Major impact on sleep and quality of life • Defined key itch triggers PEBLES Registry (2023) • 50 RDEB patients • 243 longitudinal assessments over 7 years • Itch present in 93% of assessments • Severe RDEB had highest itch burden • Supports itch as endpoint in future trials Key Clinical Findings ✓Itch is nearly universal in RDEB (93% prevalence) and in wider EB (~85% prevalence) ✓ Patients describe itch as deep, painful and difficult to control ✓Severity increases with disease severity ✓Patients rank itch among the most burdensome symptoms ✓Itch drives the itch–scratch–wound–inflammation cycle ✓Healing wounds produce the greatest itch ✓ Current therapies provide inadequate relief ✓Night-time itch causes significant sleep disruption ✓Heat, sweating, stress and dry skin worsen symptoms ✓ Global disease severity scores do not adequately capture itch ✓Both studies support itch as a clinically meaningful endpoint in RDEB and in wider EB

14 The Itch-Scratch-Wound-Inflammation Cycle in RDEB A self-perpetuating cycle that drives diseases disease burden

15 Why Reducing Pruritus May Reduce Wounds and Long-Term SCC Risk in RDEB Inflammation & Healing Wounds Pruritus (Itch) Scratching New & Recurrent Wounds Chronic Non-healing Wounds Persistent Inflammation ↑ SCC Risk Evidence • Scratching tears fragile skin, enlarges wounds and creates new blisters. • Healing wounds are the itchiest wounds. • Larger wounds are associated with greater itch burden. • MSC and calcipotriol studies showed wound improvement together with itch reduction. • Current evidence strongly supports: ↓ itch → ↓ scratching → ↓ wound burden. • Ebstrocel reduced systemic inflammatory cytokines which drive itch leading to clinically meaningful reduction Implications • Chronic non-healing wounds are the principal substrate for SCC in RDEB. • Persistent inflammation drives repeated tissue injury and malignant transformation. • No study has yet proven that reducing itch lowers SCC incidence. • However, the biological rationale is strong: interrupting the itch–scratch cycle may reduce chronic wounds and, over time, could reduce SCC risk. "Treatment with Ebstrocel infusions in RDEB patients is likely to be disease-modifying, improving itch, skin healing, quality of life and reducing the risk of squamous cell carcinoma later in life" – Professor Anna Martinez, UK clinical lead for paediatric RDEB.

16 Mission EB Phase III: Randomized, Placebo-Controlled Crossover Trial 2012 - Cure EB Charity funded EBSTEM an open label study 10 children with RDEB from Great Ormond Street treated with 3 infusions of bone derived stem cells with promising results lasting up to 6 months 2019 – NIHR / NHS England / CureEB funded a Double blind, placebo controlled, crossover trial at GOSH and BCH for children with RDEB Both UK National centres, 33 enrolled, 31 evaluable – all crossed over from drug to placebo or placebo to drug all remained double blind through treatment and follow-up

17 Mission EB Clinical Trial Summary Month-3 Data • RDEB-Severe patients across all ages (9/30) • No improvement in their skin scores • 25% reduction in ITCH Month-6 Data • Itch reduction maintained 6 months post cell infusions across all of the itch-man scale cohort • The largest itch reduction was seen in the RDEB-S group at month 6 post cell infusion of 27.5% • IscorEB scores improved in all RDEB patients • There is large improvement in all iscorEB scores in RDEB-S cohort not seen at month 3 • overall score 9.3% • patient score 9.6% • clinician score 6.4% • skin score 2.8%

18 Conclusion From Month-6 Data • There is large improvement in all iscorEB scores in RDEB-S cohort not seen at month-3 • The observed skin improvement and wound closure is likely to be disease modifying, improving pain and quality of life and reduce the long-term risk of squamous cell carcinoma

19 Qualitative Results • 13 participants (reporting on 9 cases) • 8 parents • 5 children • Completed blinded interview at two time points • 3 months post UC-MSCs • 3 months post placebo • 12/13 reported benefits on Ebstrocel • 3/13 reported benefits on placebo • 2 post Ebstrocel • 1 treatment naive • 10/13 correctly identified order of treatment

20 Comprehensive Organ System Improvements; Itch Man Scale Severity level 2 - Pre Severity level 3 - Pre Severity level 2 - Post Severity level 3 - Post Severity level 2 - Pre Severity level 3 - Pre Severity level 2 - Post Severity level 3 - Post 0 10 20 30 40 Itch Man Categorical mITT Patients affected % CORDStrom Placebo "I just wait for the sun to come up so I can start the cycle of bandaging the damage I did in my sleep." "The itch is a monster... an itch that feels like it's inside my bones." "The itch is just a different form of pain." "I don't sleep because of the itch. I just wait for the sun to come up." Itches more; sometimes interferes with activity Level 2: Itches a lot; Level 3: difficult to be still, concentrate CS switches 2/3 of pts with grade 3 to grade 2 1/4 of pts on placebo who were grade 2 progress to grade 3 -67% +74% Month 3 - Itch Man Scale improved 17% Month 6 - Itch Man Scale improved 27.5%

21 Comprehensive Organ System Improvements; ISCOREB Improvement Scores Period 1 at 3 and 6 months Ebstrocel is potentially the first systemic therapy with itch and pain relief benefits as key differentiation factors in quality of life. Skin Mouth Eye Joint -5 0 5 10 15 20 Pain indicies Site CS 3m Placebo 3m CS 6m Placebo 6m Improvement Score Eating Bowel -5 0 5 10 15 20 Gastrointestinal symptoms Site Improvement Score General Sleep Hands Leisure School -20 -10 0 10 20 30 Wellbeing Site Improvement Score

22 Overall Summary • Ebstrocel has proven to be beneficial treatment with no safety signals in children with RDEB from the age of 6 months • Intermediate and younger patients under the age of 10 years saw earlier effects with improvement of their skin, pain and itch • Although the most severe and older patients did not show changes in their skin at 3 months, by 6 months their itch and skin scores had improved greatly • "Treatment with Ebstrocel infusions in RDEB patients is likely to be disease- modifying improving itch, skin healing, quality of life and reduce the risk of squamous cell carcinoma later in life" – Professor Anna Martinez, UK clinical lead for paediatric RDEB

23 Uniphar: International Access and Commercialization Agreement signed with Uniphar Durbin Ireland Limited A scalable framework for international access, distribution and future commercialization of Ebstrocel. Initial access markets Selected European countries and the Middle East and North Africa (MENA). Physician-requested supply for individual eligible patients before local marketing approval, where permitted. Capital-efficient commercial model Use Uniphar's established infrastructure for market access, storage, distribution and order-to- cash services. Potential expansion as approvals, pricing and reimbursement are secured. Implementation depends on applicable law and country-specific statements of work. Additional territories and services require mutual agreement. Ebstrocel remains investigational.

24 Ebstrocel – Complex Mechanisms of Action Validated Complex Mechanism of Systemic Resolution: M1 to M2 Shift

Ebstrocel Mechanisms of Action - Details

M1 to M2 differentiation *in vitro*



Monocyte differentiation in vitro
MedFI (AU)
1000000
500000
0
80000
60000
40000
20000
0
M0
M1 control
M1 Ebstrocel s/n
M2 control
CD14
CD73
CD86
CD80
CD163
HLA-DR



P = 0.1531
TNFα concentration (pg/mL)
200000
150000
100000
50000
2000
1500
1000
500
0
M1 polarised
M2 polarised
Control
+ Supernatant
Control
+ Supernatant



P = 0.0011
P < 0.0001
IL-10 concentration (pg/mL)
50
40
30
20
10
0
M1 polarised
M2 polarised
Control
+ Supernatant
Control
+ Supernatant



Th2
Th17
TNF-a IL-6
Directly inhibit T cell proliferation
IL-11
Inhibits IL-6 / IFN-G / TNF-a secretion by M1 macrophages
Secrete IL-10 and suppress Th2/17
M1
PGE2
Ebstrocel
IL-13
Induces M1 to M2 differentiation
IDO
M2
Activates M2 & induces M2 migration to wounds
TGF-b / VEGF / IGF-1 / HGF / CCL13/17/18/22
ENHANCED WOUND HEALING

25

26 Ebstrocel Mechanisms of Action Proof of MoA in vivo Placebo CPD <20 CPD >20 -20 -10 0 10 20 TNF-a In vivo Delta preRx Placebo CPD <20 CPD >20 -200 -100 0 100 200 HGF Delta preRx Placebo CPD <20 CPD >20 -20 -10 0 10 20 IL-13 in vivo Delta preRx 3D NUC-05 3D NUC-07 3D NUC-08 3D UCT-IN-11 3D WPS-1 3D WPS-2 3D WPS-3 3D WPS-4 3D PDP-1 3D PDP-2 3D PDP-3 3D PDP-4 0 10 20 30 40 Intracellular IDO Percentage expression (%) <20 CPD >20 CPD Itch Mouth Eye Joint -20 0 20 40 IscorEB Pain 3 months Site CPD <20 3m CPD >20 3m Improvement Score Eating Bowel 0 10 20 30 40 50 ISCOREB Gastrointestinal symptoms 3 months Site Improvement Score General Sleep Movement Hands Leisure School -20 0 20 40 60 ISCOREB Wellbeing 3 months Site Improvement Score M1 Ebstrocel M2 PGE2 ENHANCED WOUND HEALING IL-13 TGF-b / VEGF / IGF-1 / HGF / CCL13/17/18/22 Activates M2 & induces M2 migration to wounds Itch & Pain REDUCTION IL-8 Enhances PMN activation INFECTION IDO Th2 Th17 TNF-a IL-6 TGF-b / VEGF / HGF <20 CPD >20 CPD <20 CPD >20 CPD <20 CPD >20 CPD <20 CPD >20 CPD <20 CPD >20 CPD 0 5000 10000 15000 20000 25000 0 50 100 150 200 Effect of CPD on cytokine synthesis pg/ml pg/ml FGF1 FGF2 HGF VEGF IL-8

27 Why Historical MSC Development Failed: The Solutions to Heterogeneity Cell Population Doubling changes potency over time. Senescence: High heterogeneity from donor - to- donor and source - to- source (Bone marrow vs. Adipose vs UC). Donor Variation: Lots of subsets (with unknown potency or MOA. Inconsistent Identity: The Solution The Heterogeneity issue Remove age – UC derived MSC Reduce donor - to- donor differences – POOL donors Overcome senescence – UC derived MSC Reduce cost – close and semi - automate manufacture UNDERSTAND MECHANISMS OF ACTION

The CORDStrom™ Solution: Engineered Homogeneity Through Identity Selection and Pooling



Minimum
4 "*selected*" UC Donors

Proprietary
Pooling Process

High Potency
High Reproducibility
Master Cell Stock

Source

Umbilical Cord Tissues
(Superior expansion potential and
lower heterogeneity
vs. adult tissue).

Identity

Characterized by standard markers
(CD73/90/105) PLUS potency-specific
markers (CD10, CD29, CD44,MSCA-1,
and others).

Advantage

Pooling minimizes donor variation,
creates a highly reproducible product,
and enables massive scalability.

28

Commercial-scale manufacture complete and future-proofed

Supply Reliability

Available = 80L

~100 patients in UK
4 doses/year
45 years from same 4xdonor stock

1. Phase-dependent, scalable



PSS
25/donor
WCS
1000 /PSS
DP
34,000
/WCS

Current scale = 3L

In development = 15L







2. Closed Bioprocessing

Closed from MCB to Final Drug Product



0.5L to 80L



0.2L to 2000L



Automated formulation & bag filling x21 per manifold



High-capacity (75) controlled rate freezers



LABS-40K

Stable long-term storage

29

Ebstrocel : Updated Regulatory Milestones 30 Completed Pre-MAA package submitted to MHRA February 2027 Full UK MAA targeted after MHRA feedback Mid-2027 Potential UK approval following agency review Q2 2027 U.S. BLA planned, subject to Type B meeting feedback European Union EMA filing prioritized after the FDA application Company targets, not agency commitments. MHRA response expected 3–6 months after submission, subject to validation, review and requests for additional information. Approval is not assured.

31 Conditional / Accelerated Approvals – safety and PRELIMINARY Efficacy data MHRA / EMA / FDA MISSION EB Phase II trial - endpoints Primary Safety - MET Change in EBDASI total score at 3 months – FAILED Secondary Improvement in Total iscorEB – MET (Intermediate Group) Improvement in Pain (FACES score) - MET Improvement in Itch – MET (Itch Man) Reduction in analgesia - MET Improvement in QoL (CHU-9D score) – FAILED @ 3 months MET @6 months Ebstrocel Placebo Reduced 13.30% 0% Remained the same 80% 100% Increased 6.70% 0% Treatment Group Analgesics Qualitative Results • 13 participants (reporting on 9 cases) • 8 parents • 5 children • Completed blinded interview at two time points • 3 months post UC-MSCs • 3 months post placebo • 12/13 reported benefits on Ebstrocel • 3/13 reported benefits on placebo • 2 post Ebstrocel • 1 treatment naive • 10/13 correctly identified order of treatment

32 Ebstrocel : Regulatory Priorities UK: complete application replaces rolling submission Faster CMC progress supports a full MAA in early February 2027. The revised plan could advance potential UK approval by approximately six weeks. U.S.: FDA application ahead of EMA Rare disease regulatory advisors engaged for a Type B meeting request. Q2 2027 BLA target, seeking traditional or accelerated approval as appropriate to FDA feedback. "With potential UK and U.S. approvals in 2027, we are approaching a pivotal year. Approval in either or both markets would mark a major milestone for INmune Bio and bring Ebstrocel closer to patients and families living with RDEB." David Moss, Chief Executive Officer Ebstrocel holds U.S. Orphan Drug and Rare Pediatric Disease designations. Approval pathways and timing remain subject to agency feedback and review.

Phase 3 Open Label Trial – 18 Months 33 10 MISSION EB-DELIVER

Market Landscape: Comparison of Therapeutic Approaches Vyjuvek = Product of Krystal Biotech, Inc.; Filsuvez = Product of Chiesi Farmaceutici S.p.A.; Zevaskyn = Product of Abeona Therapeutics Inc. 34 The TAM is an estimate based on internal assumptions and third-party sources, is a forward-looking statement and does not guarantee any future performance. Actual TAM may differ materially. See "Disclaimer" and "Forward-Looking Statements"

35 Parent Quotes When she has been getting ill she has just been recovering in the same time as her brother, normally illness affects her much more because it causes inflammation. We have just been able to cope with everything so much better and have lots of energy and I suppose life has felt normal I think it's just been lovely to see him having energy and having an appetite , I suppose actually that's the one thing we've noticed as well, she has put on weight

36 Children's Quotes It was less painful, when I itch it's painful so obviously that's not comfortable, but I had less pain, my skin was less itchy, my hands were less hot and when they are hot I itch. That was not happening that much. Normally it would hurt when I have a bath but lately it hasn't been hurting

37 CORDStrom RDEB Summary Quote from a parent: "If it makes only one per cent difference, then I'm happy to come whenever they call us for the trial because that one per cent isn't a lot I know, maybe it's nothing for somebody, but it's a lot for him, one per cent less pain for him is one per cent more real life- that's a lot" MISSION EB Team 2024

38 Approaching Alzheimer's as an Immunologic Disease

39 XPro1595 (XPro): Neutralize TNF while Preserving Immune Function see Steed et al., Science, 301, 2003 XPro1595 is identical to the human soluble TNF monomer with the exception of mutations in the receptor binding domain and another for pegylation. Dominant-Negative in genetics: "A mutation producing a rogue protein that interferes with the function of the native protein."

40 Normal Soluble TNF activity solTNF monomers form active heterotrimers that bind to TNF receptor. Each monomer in the trimer contacts one TNFR subunit

41 XPro1595 MOA

42 XPro1595 is Neuroprotective Normal Etanercept Anti-inflammatory AND immunosuppressive Cuprizone (Model of Multiple Sclerosis) Exacerbated demyelination XPro1595 Anti-inflammatory NOT immunosuppressive Remyelination Adapted from: Karamita et al., 2017

XPro1595 Peer-Reviewed Publications: Breadth of Scientific Validation More Than A Decade of Research Excellence XPro1595's therapeutic potential has been rigorously validated across more than 90 peer-reviewed publications spanning 24 therapeutic areas, 2 dozen independent laboratories, and 3 continents. This extensive body of evidence demonstrates consistent neuroprotective, anti-inflammatory, and disease-modifying effects across diverse pathologies. (See appendix)

44 Cytokines are not informative biomarkers of chronic inflammation (Immune Dysfunction) Adapted from PMID: 27994591 and 18673219

Strong Evidence for anti-TNF to Treat Alzheimer's Disease

TNF Inhibitors Reduce Risk of Developing AD


+800%
Rheumatoid Arthritis
Risk of General Population
-60%
Rheumatoid Arthritis
+
Anti-TNF treatment

Epidemiological studies including a meta-analysis of more than 60 million cases linking **TNF Blocking Agents** to reduced risk of AD

Adapted from PMID: 27470609, 33016914

Evidence linking TNF to AD

TNF increases with Age	TNF levels increase beginning the 3rd or 4th decade of life and correlate with age[6]
TNF increased in AD Patients	Plasma and CSF TNF levels increased in AD patients[2,3] TNF co-localizes with amyloid plaques[4] TNF levels correlate with disease progression[5]
TNF causes AD pathology in animals	TNF increases amyloid[7,8] and Tau[9-12] TNF causes cell loss and cognitive impairment[13]
TNF inhibitors reduce risk of AD	Anti-TNF therapies[1] reduce the risk of AD in humans by up to:

60%

1. Torres-Acosta N, et al. J Alzheimer's Dis. 2020;78:619–626
2. Fillit H, et al. *Neurosci Letters*. 1991;129:318-320
3. Tarkowski E, et al. J Clin Immunol. 1999, 19(4):223-230
4. Dickson DW. J Neuropathol Exp. Neurol 1997;56:321-339
5. Paganeli R, et al. *Experimental Gerontology*. 2002;37:257-263
6. Parker et al. The Journals of Gerontology (2019) 74(3):283
7. Lahiri et al. J Alzheimer's Dis. 2003;5(2): 81-90
8. Blasko et al. FASEB Journal. 1999, 13(1):63-68
9. Gorlovoy et al. FASEB Journal. 2009, 23(8):2502-2513
10. Montgomery et al. Am Journal Pathology. 2013, 182(6):2285-2297
11. Janelsins et al. Am Journal Pathology. 2008, 173(6):1768-1782
12. Lee et al. Molecular Med Rep. 2014, 10(4):1869-1874
13. He et al. J Cell Biol. 2007, 178(5):829-841

45

46 Biomarker Enrichment Rationale Matching drug biology to patient · Predictive enrichment using downstream indicators of TNF-driven biology Enrichment is predictive — identifying patients with TNF-driven disease biology most likely to benefit from XPro1595. hypothesis-driven precision medicine. ADi = Alzheimer's Disease with Inflammation. Cutoffs: hsCRP >1.5 mg/L, ESR >10 mm/hr, HbA1c >6%, APOE ≥1 ε4 allele. Enrichment requires ≥2 of 4. References available upon request

Phase 2: Why Did We Miss P-Value in Cognition (EMACC)? No Placebo Decline in mITT

Original Key Inclusion Criteria: Enriched Protocol

- Age (60 - 85 years)
- Diagnosis of mild AD (NIA-AA stage-4)[1]
- Amyloid-beta positive (Aβ+)
- MMSE ≥ 22
- ≥ 2 blood biomarkers of inflammation

Expanded Inclusion Criteria: Revised Protocol

- Age (50 - 85 years)
- Diagnosis of MCI or mild AD (NIA-AA stages 3-4)[1]
- ~~Amyloid-beta positive (Aβ+)~~
- MMSE ≥ 22
- **≥ 1 blood biomarker of inflammation**


Enriched Population
Aβ+ and ≥ 2 biomarkers of inflammation
n=100
mITT Population
expanded recruitment criteria
n=200

To assess a possible treatment effect of XPro1595 compared to placebo, a decrease in cognition within the placebo-treated group over the study period is necessary.

No such decline is observed in the placebo group within the mITT population, but a decline is present in the placebo group among the Enriched population.


Worsening
EMACC
(Placebo-treated)
Adjusted LS Mean (SE) Change from BL
0.4
0.2
0.0
-0.2
0
6
12
18
24
Visit (week)
mITT
Enriched
No. of Participants
mITT 66 64 64 56 58
Enriched 28 27 26 23 23

47

Phase 2: Consistent Signal in AD Inflammation Enriched Population

6-month RCT · N = 206 (mITT: XPro n=139, placebo n=67) · ADi enrichment: ≥2 of 4 biomarkers AND amyloid positive (n=100)

Overall Population (mITT)

72 yrs median age · 51% female · 45% MCI

68.5% APOE4 carriers — highest ARIA risk population

75% amyloid positive — confirmed AD pathology

62.5% ADi population (≥2 inflammatory biomarkers)

ADi = Alzheimer's Disease with Inflammation. Requires ≥2 of 4 biomarkers: hsCRP >1.5 mg/L, ESR >10 mm/hr, HbA1C >6%, or ≥1 APOE ε4 allele, in addition to confirmed amyloid positivity

Key Findings: ADi Enriched Population

Endpoint	Effect Size	Signal
EMACC (primary) Cognitive composite	d = 0.27	Clinically meaningful
***Chi-separation** myelin (imaging)	d = 0.59	Clinically meaningful
Cortical Disarray (PerpPD+) Gray matter (imaging)	d = 0.32	Clinically meaningful
NPI Total Score Neuropsychiatric symptoms	d = 0.23	Clinically meaningful
GFAP (plasma) Astrocyte reactivity	d = 0.19	Directionally supportive
pTau-217 (plasma) Tau accumulation	d = 0.18	Directionally supportive
Goal Attainment Scale Patient-reported outcome	d = 0.18	Directionally supportive
ISRL Delayed recall / memory	d = 0.16	Directionally supportive

** Statistically significant (p=0.0098).* *Positive Cohen's d favors XPro1595. d ≥ 0.2 = small, d ≥ 0.5 =med-large; but clinically meaningful signal threshold; d < 0.2 = directionally supportive. ADi population (amyloid positive AND ≥2 of 4 inflammatory biomarkers, n ≈ 100).*

Dose-compliant analyses show increased effect sizes for NPI, pTau-217, and GFAP, Chi-separation — effects attributable to greater XPro1595 exposure

48

49 Differentiated Safety Profile No ARIA · Immune Function Preserved · SAEs Lower on Drug 0 ARIA Events Despite a high-risk population: 68.5% APOE4+ · 34% with microbleeds 27% on antithrombotic Placebo infection rates 2× higher XPro1595 preserves systemic immune function — selectively inhibiting inflammatory TNF (sTNF) while preserving protective TNF (tmTNF) Serious & Severe AEs Lower on Drug Both serious and severe events were less frequent on XPro1595 than placebo. Severe events 3× more frequent on placebo. Zero fatal events across 206 patients. ISR & Blinding Considerations ISR rates higher on drug (79%) — majority were mild and transient, characterized by an independent safety board as "more nuisance than safety." Blinding strategy addressed in Phase 3 design. Safety profile supports Phase 3 advancement — predictable, manageable, with no unexpected signals

50 Phase 2b/3 Adaptive Trial Design — FDA Aligned FDA End-of-Phase 2 Meeting Completed Q1 2026; Fast Track Granted Q2 2026 FDA Alignment Enrichment ADi biomarker strategy endorsed Design Adaptive 2b/3 with decision gate accepted Endpoint CDR-SB as sole Phase 3 primary Exploratory Non-enriched cohort recommended Summary represents sponsor interpretation of FDA feedback.

51 CDR-SB Confidence: Why 18 Months Will Work EMACC detects subtle cognitive changes- CDR-SB measures the consequences. The Confidence Bridge: In external AD cohorts, correlation between cognitive composites and CDR-SB strengthens over time: r = 0.41 (early) → r = 0.65 (18 months). Cognition precedes function — the same temporal pattern seen in lecanemab and donanemab. Phase 2b: 3 more months + 3× sample → more time for placebo decline Anti-amyloid precedent: CDR-SB separation emerged at 18 months We have the early signal. Now we need the time.

52 Why CDR-SB Requires More Time: Evidence from External AD Cohorts Enough Cognitive Change Must Occur to Measure Functional Change CDR-SB captures cognitive and functional consequences later – lagging indicator and registrational endpoint Conceptual framework. Curves are illustrative — not derived from trial data. EMACC captures subtle cognitive change early — the leading indicator.

53 Thank You! INmune Bio Inc. 225 NE Mizner Blvd. Ste. 640 Boca Raton, FL 33432 +1 561 710 0512 info@inmunebio.com Investor Relations: Daniel Carlson +1 415 509 4590 dcarlson@inmunebio.com